THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
     THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN
     OPINION  OF  COUNSEL  REASONABLY  SATISFACTORY  TO  THE  COMPANY  THAT SUCH
     REGISTRATION  IS  NOT  REQUIRED  UNDER  THE  SECURITIES  ACT  OF  1933.


                           FORM A SUBSCRIPTION WARRANT
                To Purchase Shares of Series A Preferred Stock of
                              Evolve Software, Inc.

                                                                     Number:____

THIS CERTIFIES that, for value received [______________], is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Evolve Software, Inc., a Delaware corporation (the "COMPANY"), that number of fully paid and nonassessable shares of the Company's Series A Preferred Stock, par value $0.001 per share ("COMMON STOCK") at the purchase price per share as set forth in Section 1 below ("EXERCISE PRICE"). The number of shares and Exercise Price are subject to adjustment as provided in Section 9 hereof.

This instrument is one of several warrants in similar form (the "FORM A SUBSCRIPTION WARRANTS") issued pursuant to the Series A Preferred Stock Purchase Agreement dated September 23, 2001 (the "PURCHASE AGREEMENT") between the Company and the purchasers of the Company's Series A Preferred Stock (the "SERIES A PREFERRED STOCK") named therein, which Form A Subscription Warrants are exercisable to purchase up to an aggregate of 500,000 shares of Series A Preferred Stock. Pursuant to the Purchase Agreement, the Company also issued
(i) "Form B Subscription Warrants" to purchase an additional 500,000 shares of Series A Preferred Stock (the "FORM B SUBSCRIPTION WARRANTS"), and (ii) "Investment Warrants" to purchase up to 7,000,000 shares of Common Stock of the Company (the "INITIAL INVESTMENT WARRANTS").

     Section 1.     Number of Shares; Exercise Price; Term.
                    --------------------------------------

          1.1 Subject to adjustments as provided herein, this Warrant is exercisable for up to [______________] shares (the "SHARES") of Series A Preferred Stock for an aggregate purchase price of $[______________], or a purchase price of $10.00 per share.

          1.2 Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the date hereof and ending on the earlier of (a) the first anniversary of the date of this warrant, and (b) 5:00 p.m., California time, or the thirtieth day after the Company provides the holder hereof notice that an Acceleration Event has occurred and shall be void thereafter. For purposes hereof, an Acceleration Event means the date that holders of Form A Subscription Warrants covering at least 75% of the Shares initially subject to Form A Subscription Warrants exercise such warrants in full. Notwithstanding the foregoing, if the holder hereof receives a notice of an Acceleration Event from the Company under any Form B Subscription Warrant held by the holder and fails to exercise such Form B Subscription Warrant in full prior to its expiration, then this Form A Subscription Warrant shall terminate on the date such Form B Subscription Warrant terminates unexercised. Upon exercise of this Warrant, in addition to the Shares purchased upon such exercise the Company shall deliver to the holder a warrant (the "ADDITIONAL INVESTMENT WARRANT") in the same form as the Initial Investment Warrants to purchase that number of shares of the Company's Common Stock, par value $0.001 per share, equal to 25% of the number of shares of Common Stock issuable upon conversion of the Shares issued upon exercise hereof as of the date of such exercise. The per share exercise price of the Additional Investment Warrant shall be $1.00, provided, however, that if the exercise price and number of shares issuable upon exercise of the Initial Investment Warrants have been adjusted prior to issuance of the Additional Investment Warrant in accordance with the terms of such Initial Investment Warrants, then the exercise price and number of shares issuable upon exercise of the Additional Investment Warrant shall be correspondingly adjusted.

     Section 2.     Title to Warrant.  This Warrant and all rights hereunder are
                    ----------------
transferable, in whole or in part, but only with the prior written consent of the Company, which shall not be unreasonably withheld, and provided that the Company's consent shall not be required for the transfer of this Warrant, in whole or in part, to any affiliate or limited partner of the holder. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     Section 3.     Exercise of Warrant.
                    -------------------

          3.1 The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Emeryville, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased in cash or check acceptable to the Company, whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of Shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant.

          3.2 The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised. Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

          3.3 The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

          3.4 The Company will reserve and keep available free from preemptive rights, out of its authorized but unissued shares of Series A Preferred Stock, the full number of Shares deliverable upon the exercise of this Warrant in full. The Company or, if appointed, a transfer agent (a "TRANSFER AGENT") will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Series A Preferred Stock as are required for such purpose. The Company will keep a copy of this Warrant on file with each Transfer Agent. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto which are transmitted to the holder pursuant to Section 11 hereof.

     Section 4.     Charges, Taxes and Expenses.  Issuance of certificates for
                    ---------------------------
shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     Section 5.     No Rights as Shareholders.  This Warrant does not entitle
                    -------------------------
the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

     Section 6.     Exchange and Registry of Warrant.  The Company shall
                    --------------------------------
maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     Section 7.     Loss, Theft, Destruction or Mutilation of Warrant.  Upon
                    -------------------------------------------------
receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     Section 8.     Saturdays, Sundays, Holidays, etc.  If the last or appointed
                    ----------------------------------
day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     Section 9.     Adjustment of Exercise Price/Antidilution Protection.  The
                    ----------------------------------------------------
Exercise Price and the number of Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as described in this Section 9. All calculations under this Section 9 will be made to the nearest one-hundredth of a cent or to the nearest one-hundredth of a share, as the case may be. If the Company shall (1) subdivide or reclassify the outstanding shares of Series A Preferred Stock into a greater number of shares, or (2) combine or reclassify the outstanding Series A Preferred Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder after such date shall be entitled to purchase the number of Shares which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event the Exercise Price in effect at the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (A) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by
(y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence. In the event of any adjustment to Series A Conversion Price, as defined in the Certificate of Designation, pursuant to Section 3 of the Certificate of Designation (including any provision for distributions pursuant to Section 3(h) thereof), then, upon issuance of any Shares pursuant to the exercise hereof, the conversion price for such Shares shall be equal to the Series A Conversion Price as adjusted on the date of such issuance, and the amount of any distributions per share of Series A Preferred Stock made to holders thereof pursuant to Section 3(h) of the Certificate of Designation shall be delivered by the Company to the holder for each Share issued hereunder at the time this Warrant is exercised.

     Section 10.     Notice of Adjustments; Notices.  Whenever the Exercise
                     ------------------------------
Price or number of shares purchasable hereunder shall be adjusted pursuant to
Section 9 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant and to the Transfer Agent.

     Section 11.     Miscellaneous.
                     -------------

          11.1     Governing Law.  This Warrant shall be binding upon any
                   -------------
successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

          11.2     Restrictions.  THESE SECURITIES HAVE NOT BEEN REGISTERED
                   ------------
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          11.3     Attorney's Fees.  In any litigation, arbitration or court
                   ---------------
proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

          11.4     Amendments.  This Warrant may be amended and the observance
                   ----------
of any term of this Warrant may be waived only with the written consent of the Company and the holder hereof or its successor in interest.

          11.5     Notice.  Any notice required or permitted hereunder shall be
                   ------
deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

     IN WITNESS WHEREOF, Evolve Software, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  October ___, 2001


                        EVOLVE  SOFTWARE,  INC.




                        By:

                        Title:     ___________________________________



WARRANT  HOLDER:

_______________________
_______________________
_______________________


By:

Title:     ___________________________________

                               NOTICE OF EXERCISE
                               ------------------


To:     Evolve  Software,  Inc.

     1. The undersigned hereby irrevocably elects to exercise the Warrant, represented by the attached Certificate, to purchase ___ shares of Series A Preferred Stock ("SHARES") as provided for therein and upon confirmation from the Company that such Shares will be issued, agrees that it will tender in payment for such Shares payment of the purchase price in full in the form of a wire transfer of immediately available funds to the order of Evolve Software, Inc. in the amount of $_______, all in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Shares be registered in the name of _______________ whose address is _______________ and that such certificate will be delivered to __________________ whose address is ____________________. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Certificate representing the right to purchase the remaining balance of the Shares be registered in the name of ____________ whose address is ____________ and that such certificate will be delivered to ___________ whose address is
______________.

     2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock, provided that the undersigned may transfer all or any portion of the Shares to one or more affiliates or limited partners of the undersigned. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

     4. The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in trans-actions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     5. The undersigned understands the instruments evidencing the Shares may bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE

     COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."


Dated: _____________________
       _____________________
       (Insert  Employer  Identification
       Number  of  Holder)

                                 Signature  __________________________

                                 Note: Signature must conform in all respect to name of holder as specified on the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever, unless the Warrant has been assigned.

                                 ASSIGNMENT FORM
                                 ---------------

          (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



                       _________________________________
                                 (Please  Print)


whose  address  is     _________________________________


                       _________________________________
                                 (Please  Print)




                                        Dated:______________________,_____.



       Holder's  Signature: _______________________________________________

         Holder's  Address: _______________________________________________

                            _______________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           FORM B SUBSCRIPTION WARRANT
                To Purchase Shares of Series A Preferred Stock of
                              Evolve Software, Inc.

                                                                     Number:____

THIS CERTIFIES that, for value received [______________], is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Evolve Software, Inc., a Delaware corporation (the "COMPANY"), that number of fully paid and nonassessable shares of the Company's Series A Preferred Stock, par value $0.001 per share ("COMMON STOCK") at the purchase price per share as set forth in Section 1 below ("EXERCISE PRICE"). The number of shares and Exercise Price are subject to adjustment as provided in Section 9 hereof.

This instrument is one of several warrants in similar form (the "FORM B SUBSCRIPTION WARRANTS") issued pursuant to the Series A Preferred Stock Purchase Agreement dated September 23, 2001 (the "PURCHASE AGREEMENT") between the Company and the purchasers of the Company's Series A Preferred Stock (the "SERIES A PREFERRED STOCK") named therein, which Form B Subscription Warrants are exercisable to purchase up to an aggregate of 500,000 shares of Series A Preferred Stock. Pursuant to the Purchase Agreement, the Company also issued
(i) "Form A Subscription Warrants" to purchase an additional 500,000 shares of Series A Preferred Stock (the "FORM B SUBSCRIPTION WARRANTS"), and (ii) "Investment Warrants" to purchase up to 7,000,000 shares of Common Stock of the Company (the "INITIAL INVESTMENT WARRANTS").

     Section 1.     Number of Shares; Exercise Price; Term.
                    --------------------------------------

          1.1 Subject to adjustments as provided herein, this Warrant is exercisable for up to [______________] shares (the "SHARES") of Series A Preferred Stock for an aggregate purchase price of $[______________], or a purchase price of $10.00 per share.

          1.2 Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the date hereof and ending on the earlier of (a) the first anniversary of the date of this warrant, and (b) 5:00 p.m., California time, or the thirtieth day after the Company provides the holder hereof notice that an Acceleration Event has occurred and shall be void thereafter. For purposes hereof, an Acceleration Event means the earlier of (a) the date that holders of Form B Subscription Warrants covering at least 75% of the Shares initially subject to Form B Subscription Warrants exercise such warrants in full and (b) the date of commencement of employment by the Company of a permanent Chief Executive Officer. Notwithstanding the foregoing, if the holder hereof receives a notice of an Acceleration Event from the Company under any Form A Subscription Warrant held by the holder and fails to exercise such Form A Subscription Warrant in full prior to its expiration, then this Form B Subscription Warrant shall terminate on the date such Form A Subscription Warrant terminates unexercised. Upon exercise of this Warrant, in addition to the Shares purchased upon such exercise the Company shall deliver to the holder a warrant (the "ADDITIONAL INVESTMENT WARRANT") in the same form as the Initial Investment Warrants to purchase that number of shares of the Company's Common Stock, par value $0.001 per share, equal to 25% of the number of shares of Common Stock issuable upon conversion of the Shares issued upon exercise hereof as of the date of such exercise. The per share exercise price of the Additional Investment Warrant shall be $1.00, provided, however, that if the exercise price and number of shares issuable upon exercise of the Initial Investment Warrants have been adjusted prior to issuance of the Additional Investment Warrant in accordance with the terms of such Initial Investment Warrants, then the exercise price and number of shares issuable upon exercise of the Additional Investment Warrant shall be correspondingly adjusted.

     Section 2.     Title to Warrant.  This Warrant and all rights hereunder are
                    ----------------
transferable, in whole or in part, but only with the prior written consent of the Company, which shall not be unreasonably withheld, and provided that the Company's consent shall not be required for the transfer, in whole or in part, of this Warrant to any affiliate or limited partner of the holder. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     Section 3.     Exercise or Conversion of Warrant.
                    ---------------------------------

          3.1 The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Emeryville, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased in cash or check acceptable to the Company, whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of Shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant.

          3.2 The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised. Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

          3.3 The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

          3.4 The Company will reserve and keep available free from preemptive rights, out of its authorized but unissued shares of Series A Preferred Stock, the full number of Shares deliverable upon the exercise of this Warrant in full. The Company or, if appointed, a transfer agent (a "TRANSFER AGENT") will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Series A Preferred Stock as are required for such purpose. The Company will keep a copy of this Warrant on file with each Transfer Agent. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto which are transmitted to the holder pursuant to Section 11 hereof.

     Section 4.     Charges, Taxes and Expenses.  Issuance of certificates for
                    ---------------------------
shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     Section 5.     No Rights as Shareholders.  This Warrant does not entitle
                    -------------------------
the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

     Section 6.     Exchange and Registry of Warrant.  The Company shall
                    --------------------------------
maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     Section 7.     Loss, Theft, Destruction or Mutilation of Warrant.  Upon
                    -------------------------------------------------
receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     Section 8.     Saturdays, Sundays, Holidays, etc.  If the last or appointed
                    ----------------------------------
day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     Section 9.     Adjustment of Exercise Price/Antidilution Protection.  The
                    ----------------------------------------------------
Exercise Price and the number of Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as described in this Section 9. All calculations under this Section 9 will be made to the nearest one-hundredth of a cent or to the nearest one-hundredth of a share, as the case may be. If the Company shall (1) subdivide or reclassify the outstanding shares of Series A Preferred Stock into a greater number of shares, or (2) combine or reclassify the outstanding Series A Preferred Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the effective date of such subdivision, combination or reclassification shall be proportionateley adjusted so that the holder after such date shall be entitled to purchase the number of Shares which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date. In such event the Exercise Price in effect at the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (A) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (B) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by
(y) the new number of shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence. In the event of any adjustment to Series A Conversion Price, as defined in the Certificate of Designation, pursuant to Section 3 of the Certificate of Designation (including any provision for distributions pursuant to Section 3(h) thereof), then, upon issuance of any Shares pursuant to the exercise hereof, the conversion price for such Shares shall be equal to the Series A Conversion Price as adjusted on the date of such issuance, and the amount of any distributions per share of Series A Preferred Stock made to holders thereof pursuant to Section 3(h) of the Certificate of Designation shall be delivered by the Company to the holder for each Share issued hereunder at the time this Warrant is exercised.

     Section 10.     Notice of Adjustments; Notices.  Whenever the Exercise
                     ------------------------------
Price or number of shares purchasable hereunder shall be adjusted pursuant to
Section 9 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant and to the Transfer Agent.

     Section 11.     Miscellaneous.
                     -------------

          11.1     Governing Law.  This Warrant shall be binding upon any
                   -------------
successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

          11.2     Restrictions.  THESE SECURITIES HAVE NOT BEEN REGISTERED
                   ------------
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          11.3     Attorney's Fees.  In any litigation, arbitration or court
                   ---------------
proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

          11.4     Amendments.  This Warrant may be amended and the observance
                   ----------
of any term of this Warrant may be waived only with the written consent of the Company and the holder hereof or its successor in interest.

          11.5     Notice.  Any notice required or permitted hereunder shall be
                   ------
deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

     IN WITNESS WHEREOF, Evolve Software, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  October ___, 2001


                                    EVOLVE  SOFTWARE,  INC.




                                    By:

                                    Title:  ___________________________________



WARRANT  HOLDER:

_______________________
_______________________
_______________________


By:

Title:  ___________________________________

                               NOTICE OF EXERCISE
                               ------------------


To:  Evolve  Software,  Inc.

     1. The undersigned hereby irrevocably elects to exercise the Warrant, represented by the attached Certificate, to purchase ___ shares of Series A Preferred Stock ("SHARES") as provided for therein and upon confirmation from the Company that such Shares will be issued, agrees that it will tender in payment for such Shares payment of the purchase price in full in the form of a wire transfer of immediately available funds to the order of Evolve Software, Inc. in the amount of $_______, all in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Shares be registered in the name of _______________ whose address is _______________ and that such certificate will be delivered to __________________ whose address is ____________________. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Certificate representing the right to purchase the remaining balance of the Shares be registered in the name of ____________ whose address is ____________ and that such certificate will be delivered to ___________ whose address is
______________.

          2. The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock, provided that the undersigned may transfer all or any portion of the Shares to one or more affiliates or limited partners of the undersigned. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

     4. The undersigned understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in trans-actions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     5. The undersigned understands the instruments evidencing the Shares may bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO

          THE  COMPANY  THAT  SUCH  REGISTRATION  IS NOT REQUIRED OR UNLESS SOLD
          PURSUANT  TO  RULE  144  OF  SUCH  ACT."

Dated: __________________
       __________________
       (Insert  Employer  Identification
       Number  of  Holder)

                           Signature _______________________

                           Note: Signature must conform in all respect to name of holder as specified on the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever, unless the Warrant has been assigned.

                                 ASSIGNMENT FORM
                                 ---------------

          (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to





                       _________________________________
                                 (Please  Print)


whose  address  is     _________________________________


                       _________________________________
                                 (Please  Print)




                                        Dated:______________________,_____.



       Holder's  Signature: _______________________________________________

         Holder's  Address: _______________________________________________

                            _______________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.